SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
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     THIS  SECOND  AMENDMENT  TO  LOAN  AND  SECURITY  AGREEMENT  (this  "SECOND
                                                                          ------
AMENDMENT"),  effective  as  of  the  11th  day  of April, 2003, is by and among
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MEASUREMENT  SPECIALTIES,  INC.,  a  New Jersey corporation ("MSI"), IC SENSORS,
                                                              ---
INC.,  a  California  corporation  ("IC,"  together  with  MSI, are collectively
                                     --
referred  to  herein  as  the "BORROWERS" and individually as a "BORROWER"), and
                               ---------                         --------
FLEET  CAPITAL  CORPORATION,  a  Rhode  Island  corporation  ("LENDER").
                                                               ------

                              W I T N E S S E T H:

     WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of January 31, 2003 (as amended by that certain First Amendment to Loan and Security Agreement dated as of March 28, 2003, the "LOAN
                                                                            ----
AGREEMENT")  (unless otherwise defined herein, all capitalized terms used herein
----------
which are defined in the Loan Agreement shall have the meaning given such terms in the Loan Agreement);

     WHEREAS, Borrowers desire to enter into a Second Amendment to Senior Secured Note and Warrant Purchase Agreement (the "CASTLETOP AMENDMENT," a true
                                                    -------------------
and  correct  copy  of which is attached hereto as Exhibit A) with Castletop and
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pursuant  to  which  Castletop will loan to MSI an additional $3,000,000 and MSI will execute an allonge to its note in favor of Castletop such that the principal amount of the Subordinate Debt owing to Castletop shall be $5,000,000; and

     WHEREAS, Borrowers have requested that Lender (a) consent to the execution of the Castletop Amendment and (b) amend certain provisions of the Loan Agreement in connection with the Castletop Amendment.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers and Lender hereby agree as follows:

     SECTION  1     AMENDED  DEFINITION.  In  reliance  on  the representations,
                    -------------------
warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3
                                                                       ---------
hereof,  the  definition  of  "SUBORDINATED DEBT" contained in Appendix A of the
                               -----------------
Loan  Agreement  shall  be  amended  and  restated  in  full to read as follows:

          SUBORDINATED  DEBT Indebtedness of Borrower(s) that is subordinated to
          ------------------
the Obligations in a manner satisfactory to Lender in its sole and absolute discretion, including principal of up to $5,000,000 owing to Castletop and covered by the Castletop Subordination Agreement.

     SECTION  2     LIMITED  CONSENT.  In  reliance  on  the  representation,
                    ----------------
warranties, covenants and agreements contained in this Second Amendment, and subject to the limitations set forth herein and the satisfaction of each condition precedent contained in Section 3 of this Second Amendment, Lender
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hereby  consents  to the Castletop Amendment.  Borrowers hereby acknowledge


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that  the  consent  herein  contained  is  a limited one-time event, and nothing contained herein shall obligate Lender to grant any additional or future consent.

     SECTION  3     CONDITIONS PRECEDENT. The effectiveness of the amendments to
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the  Loan  Agreement  contained in Section 1 hereof and the consent contained in
                                   ---------
Section  2  hereof  is  subject  to  the  satisfaction  of each of the following
----------
conditions  precedent:

          3.1     CASTLETOP  AMENDMENTS.  Borrowers  shall have (a) executed and
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delivered  to  Lender  a  fully executed copy of the Castletop Amendment and (b)
executed  and  delivered  to  Lender a fully executed amendment to the Castletop
Subordination  Agreement  in  the  form  attached  hereto  as  Exhibit  B.
                                                               ----------

          3.2     ABSENCE  OF  DEFAULTS.  No Default or Event of Default exists.
                  ---------------------

          3.3     REPRESENTATIONS  AND  WARRANTIES.  Each  representation  and
                  --------------------------------
warranty  contained  in  Section  4  hereof  is true and correct in all material
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respects.

     SECTION 4     REPRESENTATIONS AND WARRANTIES.  In order to induce Lender to
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enter  into  this  Second  Amendment, each Borrower hereby jointly and severally represents  and  warrants  to  Lender  that:

          4.1     ACCURACY  OF  REPRESENTATIONS  AND  WARRANTIES.  Each
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representation  and warranty of such Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

          4.2     DUEAUTHORIZATION,  NO  CONFLICTS.  The execution, delivery and
                  --------------------------------
performance by Borrowers of this Second Amendment are within Borrowers' corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon any Borrower or any of their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any of their Subsidiaries except for Permitted Liens.

          4.3     VALIDITY  AND  BINDING  EFFECT.  This  Second  Amendment
                  ------------------------------
constitutes the valid and binding obligations of Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

          4.4     ABSENCE  OF  DEFAULTS.  Neither  a  Default  nor  an  Event of
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Default  has  occurred  which  is  continuing.

          4.5     NODEFENSE.  Borrowers  have  no  defenses  to  payment,
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counterclaims  or  rights of set-off with respect to the Obligations on the date hereof.


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          4.6     REVIEWAND  CONSTRUCTION  OF DOCUMENTS.  Each Borrower  has had
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the  opportunity  to  consult  with legal counsel of its own choice and has been afforded an opportunity to review this Second Amendment with its legal counsel, has reviewed this Second Amendment and fully understands the effects thereof and all terms and provisions contained herein, and has executed this Second Amendment of its own free will and volition. Furthermore, each Borrower acknowledges that (i) this Second Amendment shall be construed as if jointly drafted by Borrowers and Lender, and (ii) the recitals contained in this Second Amendment shall be construed to be part of the operative terms and provisions of this Second Amendment.

     SECTION  5     MISCELLANEOUS.
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          5.1     LOAN  DOCUMENT.  This  Second Amendment is a Loan Document for
                  --------------
all  purposes  of  the  Loan  Agreement  and  the  other  Loan  Documents.

          5.2     REAFFIRMATION  OF LOAN DOCUMENTS; EXTENSION OF LIENS.  Any and
                  ----------------------------------------------------
all of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby reaffirm the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

          5.3     PARTIES  IN INTEREST.  All of the terms and provisions of this
                  --------------------
Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          5.4     LEGAL  EXPENSES.  Borrowers  hereby agree to pay on demand all
                  ---------------
reasonable fees and expenses of counsel to Lender incurred by Lender in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

          5.5     COUNTERPARTS.  This  Second  Amendment  may  be  executed  in
                  ------------
counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until this Second Amendment has been executed by Borrowers and Lender at which time this Second Amendment shall be binding on, enforceable against and inure to the benefit of Borrowers and Lender. Facsimiles shall be effective as originals.

          5.6     COMPLETE AGREEMENT.  THIS SECOND AMENDMENT, THE LOAN AGREEMENT
                  ------------------
AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          5.7     HEADINGS.  The  headings,  captions  and  arrangements used in
                  --------
this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.


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          5.8     NO IMPLIED WAIVERS.  No failure or delay on the part of Lender
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in  exercising,  and  no  course of dealing with respect to, any right, power or privilege under this Second Amendment, the Loan Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Second Amendment, the Loan Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          5.9     ARMS-LENGTH/GOOD  FAITH.  This  Second  Amendment  has  been
                  -----------------------
negotiated  at  arms-length  and  in  good  faith  by  the  parties  hereto.

          5.10     INTERPRETATION.  Wherever  the  context  hereof  shall  so
                   --------------
require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

          5.11     SEVERABILITY.  In  case  any  one  or  more of the provisions
                   ------------
contained in this Second Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Second Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          5.12     FURTHER  ASSURANCES.  Each  Borrower  agrees  to  execute,
                   -------------------
acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Lender as necessary or advisable to carry out the intents and purposes of this Second Amendment.

          5.13     WAIVERS  BY BORROWERS.  BORROWERS JOINTLY AND SEVERALLY WAIVE
                   ---------------------
THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWERS MAY IN ANY WAY BE LIABLE AND HEREBY RATIFY AND CONFIRM WHATEVER LENDER MAY DO IN THIS REGARD; NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO
EXERCISE ANY OF LENDER'S REMEDIES; THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; NOTICE OF ACCEPTANCE HEREOF; AND EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY OR PUNITIVE. BORROWERS ACKNOWLEDGE THAT THE FOREGOING


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WAIVERS  ARE  A  MATERIAL  INDUCEMENT  TO  LENDER'S  ENTERING  INTO  THIS SECOND
AMENDMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWERS. BORROWERS JOINTLY AND SEVERALLY WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THE FOREGOING WAIVERS WITH THEIR LEGAL COUNSEL AND HAVE KNOWINGLY AND VOLUNTARILY WAIVED THEIR JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS SECOND AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                            [Signature Page Follows]




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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.



BORROWERS:


MEASUREMENT  SPECIALTIES,  INC.


By:     /s/  John  Hopkins
        ---------------------------
          John  Hopkins
          Chief  Financial  Officer

IC  SENSORS,  INC.


By:     /s/  John  Hopkins
        ---------------------------
          John  Hopkins
          Chief  Financial  Officer

LENDER:


FLEET  CAPITAL  CORPORATION


By:     /s/  H.  Michael  Wills
        ---------------------------
          H.  Michael  Wills
          Senior  Vice  President


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